Trade and Other Receivables	12 Months Ended
Dec. 31, 2023
Trade and Other Receivables
Trade and Other Receivables

9. Trade and Other Receivables

Trade and other receivables consist of the following:

	As of December 31,
	2022	2023
Trade receivables	3,207	6,957
VAT receivable	832	1,249
Accrued income	8,647	10,372
Insurance claims	1,444	5,117
Other receivables	8,767	13,023
Total	22,897	36,718

Trade and other receivables are amounts due from third parties for services performed in the ordinary course of business. They are generally due for settlement immediately and therefore are all classified as current. Trade and other receivables are recognized initially at the amount of consideration that is unconditional unless they contain certain significant financing components, at which point they are recognized at fair value. The Group holds the trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost using the effective interest rate method.

Accrued income represents net revenues receivable from charterers, which have not yet been invoiced; all other amounts not yet invoiced are included under Other receivables.

As of December 31, 2022 and 2023 no allowance for expected credit losses was recorded.